UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2006

                                 Stratasys, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                      1-13400                 36-3658792
 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

         14950 Martin Drive, Eden Prairie, Minnesota                55344
          (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (952) 937-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

2.02 Results of Operations and Financial Condition.

      On February 15, 2006, Stratasys, Inc. (the "Company") announced its financial results for the fourth quarter ended December 31, 2005. This press release, attached hereto as Exhibit 99.1, includes guidance relating to diluted earnings per share on a non-GAAP basis, which excludes estimated stock-based employee compensation costs, and reconciles guidance to diluted earnings per share on a GAAP basis. This non-GAAP financial measure is provided in an effort to give information that investors may deem relevant to the Company's operations and comparative performance, primarily the identification and exclusion of expenses associated with stock-based compensation required under SFAS 123R.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

         99.1 Press Release issued by Stratasys, Inc. on February 15, 2006, regarding financial results for the fourth quarter and fiscal year ended December 31, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STRATASYS, INC.
                                                   (Registrant)


Date: February 15, 2006                   By: /s/ Robert F. Gallagher
                                              ----------------------------------
                                                  Robert F. Gallagher
                                                  Chief Financial Officer

                                  Exhibit Index

         Exhibit No.    Description
         -----------    -----------

           99.1 Press Release issued by Stratasys, Inc. on February 15, 2006 regarding financial results for the fourth quarter and fiscal year ended December 31, 2005.